BYLAWS, AS AMENDED

                                       OF

                           EASTGROUP PROPERTIES, INC.

                             A Maryland Corporation

                        Amended through December 7, 2007

                           EASTGROUP PROPERTIES, INC.

                                     BYLAWS

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I OFFICES..............................................................1
  Section 1.  PRINCIPAL OFFICE.................................................1
  Section 2.  ADDITIONAL OFFICES...............................................1

ARTICLE II STOCKHOLDERS........................................................1
  Section 1.  ANNUAL MEETING...................................................1
  Section 2.  SPECIAL MEETING..................................................1
  Section 3.  PLACE OF MEETINGS................................................2
  Section 4.  NOTICE...........................................................2
  Section 5.  SCOPE OF NOTICE..................................................2
  Section 6.  QUORUM...........................................................2
  Section 7.  VOTING...........................................................3
  Section 8.  PROXIES..........................................................3
  Section 9.  LIST OF STOCKHOLDERS.............................................3
  Section 10. VOTING OF STOCK BY CERTAIN HOLDERS...............................3
  Section 11. INSPECTORS.......................................................4
  Section 12. NOMINATIONS AND STOCKHOLDER BUSINESS.............................5
  Section 13. INFORMAL ACTION BY STOCKHOLDERS..................................6

ARTICLE III DIRECTORS..........................................................7
  Section 1.  GENERAL POWERS; QUALIFICATIONS...................................7
  Section 2.  NUMBER AND TENURE................................................7
  Section 3.  REGULAR MEETINGS.................................................7
  Section 4.  SPECIAL MEETINGS.................................................7
  Section 5.  VACANCY ON BOARD.................................................8
  Section 6.  NOTICE...........................................................8
  Section 7.  QUORUM...........................................................8
  Section 8.  VOTING...........................................................9
  Section 9.  TELEPHONE MEETINGS...............................................9
  Section 10. INFORMAL ACTION BY DIRECTORS.....................................9
  Section 11. COMPENSATION.....................................................9
  Section 12. REMOVAL OF DIRECTORS.............................................9
  Section 13. RESIGNATION......................................................9
  Section 14. LOSS OF DEPOSIT..................................................9
  Section 15. SURETY BONDS....................................................10
  Section 16. RELIANCE........................................................10
  Section 17. CERTAIN RIGHTS OF DIRECTORS.....................................10

ARTICLE IV COMMITTEES.........................................................10
  Section 1.  NUMBER, TENURE AND QUALIFICATIONS...............................10
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  Section 2.  POWERS..........................................................10
  Section 3.  RULES; MEETINGS.................................................11
  Section 4.  TELEPHONE MEETINGS..............................................11
  Section 5.  INFORMAL ACTION BY COMMITTEES...................................11
  Section 6.  TENURE..........................................................11

ARTICLE V OFFICERS............................................................12
  Section 1.  GENERAL PROVISIONS..............................................12
  Section 2.  ELECTION, TENURE AND REMOVAL OF OFFICERS........................12
  Section 3.  CHIEF EXECUTIVE OFFICER.........................................12
  Section 4.  CHIEF OPERATING OFFICER.........................................13
  Section 5.  CHIEF FINANCIAL OFFICER.........................................13
  Section 6.  CHAIRMAN OF THE BOARD...........................................13
  Section 7.  PRESIDENT.......................................................13
  Section 8.  VICE PRESIDENTS.................................................13
  Section 9.  SECRETARY.......................................................13
  Section 10. TREASURER.......................................................14
  Section 11. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS..................14
  Section 12. RESIGNATION.....................................................14

ARTICLE VI FINANCE............................................................14
  Section 1.  CONTRACTS.......................................................14
  Section 2.  CHECKS AND DRAFTS...............................................15
  Section 3.  DEPOSITS........................................................15
  Section 4.  ANNUAL STATEMENT OF AFFAIRS.....................................15

ARTICLE VII STOCK.............................................................15
  Section 1.  CERTIFICATES....................................................15
  Section 2.  TRANSFERS.......................................................16
  Section 3.  LOST CERTIFICATE................................................16
  Section 4.  CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE..............16
  Section 5.  STOCK LEDGER....................................................17
  Section 6.  FRACTIONAL STOCK; ISSUANCE OF UNITS.............................17
  Section 7.  CERTIFICATION OF BENEFICIAL OWNERS..............................17
  Section 8.  MARYLAND CONTROL SHARE ACQUISITION ACT..........................17

ARTICLE VIII ACCOUNTING YEAR..................................................18

ARTICLE IX DIVIDENDS..........................................................18
  Section 1.  DECLARATION.....................................................18
  Section 2.  CONTINGENCIES...................................................18

ARTICLE X INVESTMENT POLICY...................................................18

ARTICLE XI SEAL...............................................................18
  Section 1.  SEAL............................................................18
  Section 2.  AFFIXING SEAL...................................................19

ARTICLE XII INDEMNIFICATION...................................................19
  Section 1.  PROCEDURE.......................................................19
  Section 2.  EXCLUSIVITY, ETC................................................19
  Section 3.  SEVERABILITY; DEFINITIONS.......................................20

ARTICLE XIII WAIVER OF NOTICE.................................................20

ARTICLE XIV SUNDRY PROVISIONS.................................................20
  Section 1.  BOOKS AND RECORDS...............................................20
  Section 2.  BONDS...........................................................21
  Section 3.  VOTING UPON SHARES IN OTHER CORPORATIONS........................21
  Section 4.  MAIL............................................................21
  Section 5.  EXECUTION OF DOCUMENTS..........................................21

ARTICLE XV AMENDMENT OF BYLAWS................................................21

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                                 MARYLAND BYLAWS

                                       OF

                           EASTGROUP PROPERTIES, INC.


                                    ARTICLE I
                                     OFFICES

Section 1. PRINCIPAL OFFICE

     The principal office of the Corporation shall be located at such place as the Board of Directors may designate.

Section 2. ADDITIONAL OFFICES

     The Corporation may have additional offices at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II
                                  STOCKHOLDERS

Section 1. ANNUAL MEETING

     The annual meeting of stockholders shall be held each year between May 11 and June 10 on such date and at such time as the Board of Directors designates. At each annual meeting, the stockholders shall elect members of the Board of Directors and transact any other business as may be properly brought before the meeting. Failure to hold an annual meeting does not invalidate the Corporation's existence or affect any otherwise valid corporate acts.

Section 2. SPECIAL MEETING

     At any time in the interval between annual meetings, a special meeting of the stockholders may be called by the President, the Chief Executive Officer or the Chairman of the Board of Directors by vote of a majority of the Board of Directors at a meeting or in writing (addressed to the Secretary of the corporation) with or without a meeting. Special meetings of the stockholders shall also be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. A request for a special meeting shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The Secretary shall inform the stockholders making the request of the reasonably estimated costs of preparing and mailing a notice of the meeting and, upon such stockholders' payment to the Corporation of such costs, the Secretary shall give notice to each stockholder entitled to notice of the meeting.

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Section 3. PLACE OF MEETINGS

     Meetings of stockholders shall be held at such place in the United States as is set from time to time by the Board of Directors.

Section 4. NOTICE

     Not less than ten nor more than 90 days before each meeting of stockholders, the Secretary shall give notice in writing or by electronic transmission to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting. Such notice shall state the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by applicable law, the purpose of the meeting. Notice is given to a stockholder when it is personally delivered to the stockholder, left at the stockholder's residence or usual place of business, mailed to the stockholder at his or her address as it appears on the records of the Corporation, or when transmitted by electronic mail to any electronic mail address of the stockholder or by facsimile to a facsimile number of the stockholder or by any other electronic means. Notwithstanding the foregoing provisions, each person who is entitled to notice waives notice if he or she before or after the meeting delivers a written waiver or a waiver by electronic transmission which is filed with the records of the stockholders' meetings, or is present at the meeting in person or by proxy.

Section 5. SCOPE OF NOTICE

     Any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by applicable law or the Charter to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

Section 6. QUORUM

     Unless applicable law or the Charter provides otherwise, at a meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under applicable law or the Charter of the Corporation for the vote necessary for the adoption of any measure. The stockholders present either in person or by proxy, at a meeting which has been duly called and convened, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders that results in less than a quorum being present. Whether or not a quorum is present at any meeting of the stockholders, a majority of the stockholders entitled to vote at such meeting, present in person or by proxy, shall have power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

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Section 7. VOTING

     A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by applicable law or by the Charter of the Corporation. Unless otherwise provided in the Charter and other than Excess Stock of the Corporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

Section 8. PROXIES

     A stockholder may vote the stock the stockholder owns of record either in person or by proxy. A stockholder may sign a writing authorizing another person to act as proxy. Signing may be accomplished by the stockholder or the stockholder's authorized agent signing the writing or causing the stockholder's signature to be affixed to the writing by any reasonable means, including facsimile signature. A stockholder may authorize another person to act as proxy by transmitting, or authorizing the transmission of, an authorization for the person to act as proxy to the person or to any other person authorized to receive the proxy authorization on behalf of the person authorized to act as the proxy, including a proxy solicitation firm or proxy support service organization. The authorization may be transmitted by a telegram, cablegram, datagram, electronic transmission or telephonic means. Unless a proxy provides otherwise, it is not valid more than 11 months after its date. A proxy is revocable by a stockholder at any time without condition or qualification unless the proxy states that it is irrevocable and the proxy is coupled with an interest. A proxy may be made irrevocable for so long as it is coupled with an interest. The interest with which a proxy may be coupled includes an interest in the stock to be voted under the proxy or another general interest in the Corporation or its assets or liabilities. A proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting.

Section 9. LIST OF STOCKHOLDERS

     At each meeting of stockholders, a full, true and complete list of all stockholders entitled to vote at such meeting, showing the number and class of shares held by each and certified by the transfer agent for such class or by the Secretary, shall be furnished by the Secretary.

Section 10. VOTING OF STOCK BY CERTAIN HOLDERS

     Stock registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the board of directors of such corporation or other entity presents a certified copy of

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such bylaw or  resolution,  in which case such person may vote such  stock.  Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.

     Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

     The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date of closing of the stock transfer books, the time after the record date of closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

Section 11. INSPECTORS

     At all meetings of stockholders, unless the voting is conducted by an inspector, the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies, the acceptance or rejection of votes and procedures for the conduct of business not otherwise specified by these Bylaws, the Charter or law, shall be decided or determined by the chairman of the meeting. If demanded by stockholders, present in person or by proxy, entitled to cast 10% in number of votes entitled to be cast, or if ordered by the chairman, the vote upon any election or question shall be taken by ballot and, upon like demand or order, the voting shall be conducted by an inspector, in which event the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided, by such inspector. Unless so demanded or ordered, no vote need be by ballot and voting need not be conducted by an inspector. The stockholders at any meeting may choose an inspector to act at such meeting, and in default of such election the chairman of the meeting may appoint an inspector. No candidate for election as a director at a meeting shall serve as an inspector thereat.

     Each report of an inspector shall be in writing and signed by him, her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

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

Section 12. NOMINATIONS AND STOCKHOLDER BUSINESS

     (a) Annual Meeting of Stockholders.

     (1) For nominations or other business to be properly brought before an annual meeting by a stockholder, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, if any; and (y) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, if any.

     (2) Notwithstanding anything in the second sentence of paragraph (a) (1) of this Section 12 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 12(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

     (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected

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

(i) pursuant to the Corporation's notice of meeting; (ii) by or at the direction of the Board of Directors; or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 12(b), who is entitled to vote at the meeting and who complied with the notice procedures set forth in this
Section 12(b). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position as specified in the Corporation's notice of meeting, if the stockholder's notice required by this Section 12(b) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

     (c) General.

     (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this
Section 12. The presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 12 and, if the proposed nomination or business is not in compliance with this
Section  12,  to  declare  that  such   defective   nomination  or  proposal  be
disregarded.

     (2) For purposes of this Section 12, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, the Associated Press or a comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

     (3) Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12. Nothing in this Section 12 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 13. INFORMAL ACTION BY STOCKHOLDERS

     Any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if there is filed with the records of stockholders meetings a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at it. Meetings shall not be held by means of a conference telephone or other communications equipment.

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

                                   ARTICLE III
                                    DIRECTORS

Section 1. GENERAL POWERS; QUALIFICATIONS

     The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors, except as conferred on or reserved to the stockholders by applicable law or by the Charter or these Bylaws.

Section 2. NUMBER AND TENURE

     The Corporation shall have the number of directors provided in the Charter until changed as herein provided. Except as the Charter provides otherwise, a majority of the entire Board of Directors may alter the number of directors set by the Charter to not exceeding 15 nor less than the minimum number required by Maryland law, but the action may not affect the tenure of office of any director. Each director shall hold office for a term of one year and until his or her successor is elected and qualified, or until his or her resignation, removal (in accordance with the Charter), retirement or death.

Section 3. REGULAR MEETINGS

     After each meeting of stockholders at which directors shall have been elected, the Board of Directors shall meet as soon as practicable for the purpose of organization and the transaction of other business. In the event that no other time and place are specified by resolution of the Board, the President or the Chairman, with notice in accordance with Section 6 of this Article III, the Board of Directors shall meet immediately following the close of, and at the place of, such stockholders' meeting. Any other regular meeting of the Board of Directors shall be held on such date and at any place as may be designated from time to time by the Board of Directors.

Section 4. SPECIAL MEETINGS

     Special meetings of the Board of Directors may be called at any time by or at the request of the Chairman of the Board, the President or by a majority of the directors then in office by vote at a meeting, or in writing with or without a meeting. The person or persons authorized to call special meetings of the Board of Directors may fix the date, time and place, either within or without the State of Maryland, as the date, time and place for holding any special meeting of the Board of Directors called by them. In the absence of such designation the meeting shall be held at such place as may be designated in the call of the meeting.

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

Section 5. VACANCY ON BOARD

     The stockholders may elect a successor to fill a vacancy on the Board of Directors which results from the removal of a director. A director elected by the stockholders to fill a vacancy which results from the removal of a director serves for the balance of the term of the removed director. A majority of the remaining directors, whether or not sufficient to constitute a quorum, may fill a vacancy on the Board of Directors which results from any cause except an increase in the number of directors, and a majority of the entire Board of Directors may fill a vacancy which results from an increase in the number of directors. A director elected by the Board of Directors to fill a vacancy serves until the next annual meeting of stockholders and until his or her successor is elected and qualifies.

Section 6. NOTICE

     Except as provided in Section 3 of this Article III, the Secretary shall give notice to each director of each regular and special meeting of the Board of Directors. The notice shall be in writing or delivered by electronic transmission and shall state the time and place of the meeting. Notice is given to a director when it is delivered personally to the director, left at the director's residence or usual place of business, or sent by electronic mail, telegraph or facsimile transmission, at least 24 hours before the time of the meeting or, in the alternative by mail to his or her address as it shall appear on the records of the Corporation, at least 72 hours before the time of the meeting. Unless these Bylaws or a resolution of the Board of Directors provides otherwise, the notice need not state the business to be transacted at or the purposes of any regular or special meeting of the Board of Directors. No notice of any meeting of the Board of Directors need be given to any director who attends except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened, or to any director who waives such notice if the director, before or after the meeting, delivers a written waiver or a waiver by electronic transmission which is filed with the records of the meeting. Any meeting of the Board of Directors, regular or special, may be adjourned from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

Section 7. QUORUM

     A majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Charter of the Corporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.

Section 8. VOTING

     The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater or lesser proportion is required for such action by the Charter, these Bylaws or applicable law.

Section 9. TELEPHONE MEETINGS

     Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.

Section 10. INFORMAL ACTION BY DIRECTORS

     Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting, if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each director and such consent is filed in paper or electronic form with the minutes of proceedings of the Board of Directors.

Section 11. COMPENSATION

     Unless restricted by the Charter, the Board of Directors shall have the authority to fix the compensation of directors.

Section 12. REMOVAL OF DIRECTORS

     The stockholders may remove any director or the entire Board of Directors in the manner provided in the Charter of the Corporation.

Section 13. RESIGNATION

     Any director or member of a committee may resign at any time. Such resignation shall be made in writing and shall take effect at the time of receipt by the Chairman of the Board, the President or the Secretary or at such later time specified therein. Acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

Section 14. LOSS OF DEPOSIT

     No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association or other institution with whom moneys or stock have been deposited.

Section 15. SURETY BONDS

     Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

Section 16. RELIANCE

     Each director, officer, employee and agent of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the advisers, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

Section 17. CERTAIN RIGHTS OF DIRECTORS

     The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any director, officer, employee or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to those of or relating to the Corporation.

                                   ARTICLE IV
                                   COMMITTEES

Section 1. NUMBER, TENURE AND QUALIFICATIONS

     The Board of Directors may appoint from among its members all committees it deems advisable, including but not limited to an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, composed of one or more directors, to serve at the pleasure of the Board of Directors.

Section 2. POWERS

     The Board of Directors may delegate to committees appointed under Section 1 of this Article IV any of the powers of the Board of Directors, except the power to authorize dividends on stock, elect directors, issue stock other than as provided below, recommend to the stockholders any action which requires stockholder approval, amend these Bylaws, or approve any merger or share exchange which does not require stockholder approval. If the Board of Directors has given general authorization for the issuance of stock providing for or establishing a method or procedure for determining the maximum number of shares to be issued, a committee of the Board, in accordance with that general authorization or any stock option or other plan or program adopted by the Board of Directors, may authorize or fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors.

Section 3. RULES; MEETINGS

     Unless the Board of Directors provides otherwise, each committee shall fix its own rules of procedure and shall meet at such times and at such place or places as may be provided by such rules or as the members of such committee shall provide. Committee meetings may be called by the Chairman of the Board, the Chief Executive Officer, the President, the chairman of the committee, if any, or any committee member. Notice for such meetings as well as waiver of notice for such meetings of the committee shall be made as contemplated by
Article III, Section 6 hereof. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member. Each committee shall keep regular minutes of its meetings and deliver such minutes to the Board of Directors.

Section 4. TELEPHONE MEETINGS

     Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at the meeting.

Section 5. INFORMAL ACTION BY COMMITTEES

     Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting if a unanimous consent which sets forth the action is given in writing or by electronic transmission by each member of the committee and such consent is filled in paper or electronic form with the minutes of proceedings of such committee.

Section 6. TENURE

     Subject to Section 1 of this Article IV, the Board of Directors shall have the exclusive power at any time, through the approval by the affirmative vote of a majority of a quorum of the Board of Directors, to appoint directors to fill vacancies in, change the membership of, or discharge any committee. Each member of a committee shall continue as a member thereof until the expiration of his or her term as a director, or his or her earlier death, resignation as a member of such committee or as a director, unless sooner removed as a member of such committee by a vote of a majority of the quorum of the Board of Directors or as a director in accordance with these Bylaws.

                                    ARTICLE V
                                    OFFICERS

Section 1. GENERAL PROVISIONS

     The officers of the Corporation shall include a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary and a Treasurer and may include a Chairman of the Board, a Chief Operating Officer, a Chief Financial Officer, one or more Assistant Secretaries and one or more Assistant Treasurers. In addition, the Board of Directors may from time to time appoint such other officers with such powers and duties as they shall deem necessary or desirable. The Chairman of the Board shall be a director; other officers need not be directors. Any two or more offices except president and vice president may be held by the same person. In its discretion, the Board of Directors may leave unfilled any office except that of President, Treasurer and Secretary.

Section 2. ELECTION, TENURE AND REMOVAL OF OFFICERS

     The Board of Directors shall elect the officers. The Board of Directors may from time to time authorize any committee or officer to appoint assistant and subordinate officers. Election or appointment of an officer, employee or agent shall not of itself create contract rights. All officers shall be appointed to hold their offices, respectively, during the pleasure of the Board or until his or her earlier resignation. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may remove an officer at any time. The removal of an officer does not prejudice any of his or her contract rights. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may fill a vacancy which occurs in any office for the unexpired portion of the term.

Section 3. CHIEF EXECUTIVE OFFICER

     The President shall be the Chief Executive Officer of the Corporation unless the Board of Directors designates the Chairman of the Board as Chief Executive Officer. Subject to the control of the Board of Directors and the executive committee (if any), the Chief Executive Officer shall have general executive charge, management and control of the properties, business and operations of the Corporation with all such powers as may be reasonably incident to such responsibilities; he or she may agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation and may sign all certificates for shares of capital stock of the Corporation; and shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to him or her by the Board of Directors.

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

Section 4. CHIEF OPERATING OFFICER

     The Board of Directors may designate a Chief Operating Officer. The Chief Operating Officer shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer.

Section 5. CHIEF FINANCIAL OFFICER

     The Board of Directors may designate a Chief Financial Officer. The Chief Financial Officer shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer.

Section 6. CHAIRMAN OF THE BOARD

     If elected, the Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors at which he or she shall be present, and the Chairman shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to the Chairman by the Board of Directors.

Section 7. PRESIDENT

     Unless the Board of Directors otherwise determines, the President shall have the authority to agree upon and execute all leases, contracts, evidences of indebtedness, authorized deeds, mortgages and other obligations in the name of the Corporation; and, unless the Board of Directors otherwise determines, he or she shall, in the absence of the Chairman of the Board or if there be no Chairman of the Board, preside at all meetings of the stockholders and (should the President be a director) of the Board of Directors; and the President shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the President by the Board of Directors.

Section 8. VICE PRESIDENTS

     The Vice Presidents shall perform such duties and have such powers as the Board of Directors may from time to time prescribe.

Section 9. SECRETARY

     The Secretary shall keep the minutes of the meetings of the stockholders, of the Board of Directors and of any committees, in books provided for that purpose; he or she shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; he or she shall be custodian of the records of the Corporation; he or she may witness any document on behalf of the Corporation, the execution of which is duly authorized, see that the corporate seal is affixed where such document is required or desired to be under its seal, and, when so affixed, may attest the same. In general, he or she shall perform such other duties customarily performed by a secretary of a corporation, and shall perform such other duties and have such other powers as are from time to time assigned to him or her by the Board of Directors, the Chief Executive Officer, or the President.

Section 10. TREASURER

     The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit, or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by the Board of Directors; he or she shall render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation. In general, he or she shall perform such other duties customarily performed by a treasurer of a corporation, and shall perform such other duties and have such other powers as are from time to time assigned to him or her by the Board of Directors, the Chief Executive Officer or the President.

Section 11. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS

     Each Assistant Treasurer and Assistant Secretary shall have the usual powers and duties pertaining to his or her office, together with such other powers and duties as may be assigned to him or her by the Chief Executive Officer or the Board of Directors. The Assistant Treasurers shall exercise the powers of the Treasurer during that officer's absence or inability or refusal to act. The Assistant Secretaries shall exercise the powers of the Secretary during that officer's absence or inability or refusal to act.

Section 12. RESIGNATION

     Any officer or agent may resign at any time by giving written notice to the Board of Directors, or to the President or to the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                                   ARTICLE VI
                                     FINANCE

Section 1. CONTRACTS

     To the extent permitted by applicable law, and except as otherwise prescribed by the Charter of the Corporation or these Bylaws, the Board of Directors may authorize any officer, employee or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the directors or by an authorized person shall be valid and binding upon the Board of Directors and upon the Corporation when authorized or ratified by action of the Board of Directors.

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

Section 2. CHECKS AND DRAFTS

     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness, in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by the Board of Directors.

Section 3. DEPOSITS

     All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.

Section 4. ANNUAL STATEMENT OF AFFAIRS

     The President or Chief Financial Officer shall prepare annually a full and correct statement of the affairs of the Corporation, to include a balance sheet and a financial statement of operations for the preceding fiscal year. The statement of affairs shall be submitted at the annual meeting of the stockholders and, within 20 days after the meeting, placed on file at the Corporation's principal office.

                                   ARTICLE VII
                                      STOCK

Section 1. CERTIFICATES

     Shares of the Corporation's capital stock may be certificated or uncertificated, as provided under Maryland law, and this Section 1 of this
Article VII shall not be interpreted to limit the authority of the Board of Directors to issue some or all of the shares of capital stock of any or all of the Corporation's classes or series without certificates. Each stockholder, upon written request to the Secretary of the Corporation, shall be entitled to a certificate or certificates which shall evidence and certify the number of shares of each class or series of the Corporation's capital stock held by the stockholder. Each certificate shall be signed by the Chief Executive Officer, the President or a Vice President and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and may be sealed with the actual seal or a facsimile thereof, if any, of the Corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes or series of stock, each class or series may have its own number sequence. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each stock certificate shall include on its face the name of the Corporation, the name of the stockholder or other person to whom it is issued, and the class of stock and number of shares it represents. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the

Corporation, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. In lieu of such statement or summary, the Corporation may set forth upon the face or back of the certificate a statement that the Corporation will furnish to any stockholder, upon request made to the Secretary and without charge, a full statement of such information. A certificate may not be issued until the stock represented by it is fully paid. If any or all of the Corporation's classes or series of capital stock are issued without certificates, the Corporation shall provide each stockholder a written statement that includes the information that is required to be included on the face of a stock certificate.

Section 2. TRANSFERS

     The Board of Directors shall have the power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of capital stock, and may appoint transfer agents and registrars thereof. The duties of the transfer agent and registrar may be combined.

Section 3. LOST CERTIFICATE

     The Board of Directors of the Corporation may determine the conditions for issuing a new stock certificate in place of one which is alleged to have been lost, stolen or destroyed, or the Board of Directors may delegate such power to any officer or officers of the Corporation. In their discretion, the Board of Directors or such officer or officers may require the owner of the certificate to give a bond, with sufficient surety, to indemnify the Corporation against any loss or claim arising as a result of the issuance of a new certificate. In their discretion, the Board of Directors or such officer or officers may refuse to issue such new certificate save upon the order of some court having jurisdiction in the premises.

Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE

     The Board of Directors may set a record date or direct that the stock transfer books be closed for a stated period for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to notice of a meeting, vote at a meeting, receive a dividend, or be allotted other rights. The record date may not be prior to the close of business on the day the record date is fixed nor more than 90 days before the date on which the action requiring the determination will be taken; the transfer books may not be closed for a period longer than 20 days; and, in the case of a meeting of stockholders, the record date or the closing of the transfer books shall be at least ten days before the date of the meeting.

     If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be

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

the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

     When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the transfer books and the stated period of closing has expired.

Section 5. STOCK LEDGER

     The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection.

Section 6. FRACTIONAL STOCK; ISSUANCE OF UNITS

     The Board of Directors may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

Section 7. CERTIFICATION OF BENEFICIAL OWNERS

     The Board of Directors may adopt by resolution a procedure by which a stockholder of the Corporation may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may certify; the purpose for which the certification may be made; the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board considers necessary or desirable. On receipt of a certification which complies with the procedure adopted by the Board in accordance with this Section 7, the person specified in the certification is, for the purpose set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

Section 8. MARYLAND CONTROL SHARE ACQUISITION ACT

     For purposes of the Maryland Control Share Acquisition Act, Ann. Code of Md., Corporations and Associations ss.ss. 3-701 through 3-710 (the "Act"), the Act shall not apply to the voting rights of any shares of stock of the Corporation acquired by a person that is a registered investment advisor under the Investment Advisors Act of 1940, provided that such shares of stock are acquired in the ordinary course of business of the acquirer, in good faith and not with the intent to effect or to influence a change of control of the Corporation.

                                  ARTICLE VIII
                                 ACCOUNTING YEAR

     The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

                                   ARTICLE IX
                                    DIVIDENDS

Section 1. DECLARATION

     Dividends upon the stock of the Corporation may be declared by the Board of Directors, subject to the provisions of law and the Charter of the Corporation. Dividends may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

Section 2. CONTINGENCIES

     Before payment of any dividends, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                    ARTICLE X
                                INVESTMENT POLICY

     Subject to the provisions of the Charter of the Corporation, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

                                   ARTICLE XI
                                      SEAL

Section 1. SEAL

     The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall have inscribed thereon the name of the Corporation and the year of its

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

organization. The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

Section 2. AFFIXING SEAL

     Whenever the Corporation is required to place its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(seal)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

                                   ARTICLE XII
                                 INDEMNIFICATION

Section 1. PROCEDURE

     Any indemnification, or payment of expenses in advance of the final disposition of any proceeding, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer entitled to seek indemnification (the "Indemnified Party"). The right to indemnification and advances hereunder shall be enforceable by the Indemnified Party in any court of competent jurisdiction, if (i) the Corporation denies such request, in whole or in part, or (ii) no disposition thereof is made within 60 days. The Indemnified Party's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be reimbursed by the Corporation. It shall be a defense to any action for advance for expenses that (a) a determination has been made that the facts then known to those making the determination would preclude indemnification, or
(b) the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met, and (ii) a written affirmation by the Indemnified Party of such Indemnified Party's good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met.

Section 2. EXCLUSIVITY, ETC.

     The indemnification and advance of expenses provided by the Charter and these Bylaws shall not be deemed exclusive of any other rights to which a person seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors or other provision that is consistent with law, both as to action in his or her official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while a person was a director or officer after such person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. The Corporation shall not be liable for any payment under this Bylaw in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and

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advance of expenses under the Charter of the  Corporation and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this Bylaw is in effect. Nothing herein shall prevent the amendment of this Bylaw, provided that no such amendment shall diminish the rights of any person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this Bylaw shall not in any way diminish any rights to indemnification or advance of expenses of such director or officer or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this Bylaw or any provision hereof is in force.

Section 3. SEVERABILITY; DEFINITIONS

     The invalidity or unenforceability of any provision of this Article XII shall not affect the validity or enforceability of any other provision hereof. The phrase "this Bylaw" in this Article XII means this Article XII in its entirety.

                                  ARTICLE XIII
                                WAIVER OF NOTICE

     Whenever any notice is required to be given pursuant to the Charter of the Corporation or these Bylaws or pursuant to applicable law, a written waiver or a waiver by electronic transmission from the person or persons entitled to such notice, whether before or after the time stated herein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any meeting need be set forth in the waiver of notice, unless specifically required by applicable law. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE XIV
                                SUNDRY PROVISIONS

Section 1. BOOKS AND RECORDS

     The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors and of any executive or other committee when exercising any of the powers of the Board of Directors. The books and records of the Corporation may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form but may be maintained in the form of a reproduction. The original or a certified copy of these Bylaws shall be kept at the principal office of the Corporation.

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Section 2. BONDS

     The Board of Directors may require any officer, agent or employee of the Corporation to give a bond to the Corporation, conditioned upon the faithful discharge of his or her duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

Section 3. VOTING UPON SHARES IN OTHER CORPORATIONS

     Stock of other corporations, associations or trusts, registered in the name of the Corporation, may be voted by the President, a Vice President or a proxy appointed by either of them. The Board of Directors, however, may by resolution appoint some other person to vote such shares, in which case such person shall be entitled to vote such shares upon the production of a certified copy of such resolution.

Section 4. MAIL

     Any notice or other document which is required by these Bylaws to be mailed shall be deposited in the United States mail, postage prepaid.

Section 5. EXECUTION OF DOCUMENTS

     A person who holds more than one office in the Corporation may not act in more than one capacity to execute, acknowledge or verify an instrument required by law to be executed, acknowledged or verified by more than one officer.

                                   ARTICLE XV
                               AMENDMENT OF BYLAWS

     In accordance with the Charter, these Bylaws may be repealed, altered, amended or rescinded (a) by the stockholders of the Corporation (considered for this purpose as one class) by the affirmative vote of not less than 80% of all of the votes entitled to be cast at any meeting of stockholders called for that purpose (provided that notice of such proposed repeal, alteration, amendment or rescission is included in the notice of such meeting), or (b) by vote of two-thirds of the Board of Directors at a meeting held in accordance with the provisions of these Bylaws.

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